                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                             Distribution Date:   9/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     4,717,500.00
            Class B Note Interest Requirement                       279,708.54
            Class C Note Interest Requirement                       119,941.50
                      Total                                       5,117,150.04

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          5.55000
            Class B Note Interest Requirement                          5.79167
            Class C Note Interest Requirement                          1.77389

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         850,000,000
            Class B Note Principal Balance                          48,295,000
            Class C Note Principal Balance                          67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account           38,636,400.00

(v)    Required Owner Trust Spread Account Amount                38,636,400.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                          Distribution Date:      9/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                     826,666.67
               Class B Note Interest Requirement                      78,576.39
               Class C Note Interest Requirement                     127,321.20
                       Total                                       1,032,564.26

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.10222
               Class B Note Interest Requirement                        1.25722
               Class C Note Interest Requirement                        1.58444

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       750,000,000
               Class B Note Principal Balance                        62,500,000
               Class C Note Principal Balance                        80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)     Required Owner Trust Spread Account Amount                 8,928,570.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3




Section 7.3 Indenture                         Distribution Date:      9/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                      800,833.33
               Class B Note Interest Requirement                       78,576.39
               Class C Note Interest Requirement                      125,245.31
                       Total                                        1,004,655.04

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.06778
               Class B Note Interest Requirement                         1.25722
               Class C Note Interest Requirement                         1.55861

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        750,000,000
               Class B Note Principal Balance                         62,500,000
               Class C Note Principal Balance                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                           Distribution Date:     9/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                     768,541.67
               Class B Note Interest Requirement                      77,366.53
               Class C Note Interest Requirement                     129,115.00
                       Total                                         975,023.19

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.07639
               Class B Note Interest Requirement                        1.30028
               Class C Note Interest Requirement                        1.68778

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       714,000,000
               Class B Note Principal Balance                        59,500,000
               Class C Note Principal Balance                        76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,500,000.00

(v)     Required Owner Trust Spread Account Amount                 8,500,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture                             Distribution Date:  9/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                     529,583.33
               Class B Note Interest Requirement                      52,742.21
               Class C Note Interest Requirement                      92,724.20
                       Total                                         675,049.75

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.05917
               Class B Note Interest Requirement                        1.26583
               Class C Note Interest Requirement                        1.73083

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       500,000,000
               Class B Note Principal Balance                        41,666,000
               Class C Note Principal Balance                        53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account            5,952,380.00

(v)     Required Owner Trust Spread Account Amount                 5,952,380.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                             Distribution Date:  9/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                     762,083.33
               Class B Note Interest Requirement                      78,038.19
               Class C Note Interest Requirement                     135,624.76
                      Total                                          975,746.29

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.01611
               Class B Note Interest Requirement                        1.24861
               Class C Note Interest Requirement                        1.68778

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       750,000,000
               Class B Note Principal Balance                        62,500,000
               Class C Note Principal Balance                        80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)    Required Owner Trust Spread Account Amount                  8,928,570.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4




Section 7.3 Indenture                              Distribution Date:  9/15/2003
--------------------------------------------------------------------------------

(i)    Amount of Net Swap Payment                                         0.00
       Amount of Net Swap Receipt                                 2,957,189.67

(ii)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(iii)  Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest                                 3,850,000.00
            Class B Note Interest                                    89,813.89
            Class C Note Interest                                   155,775.00
                      Total                                       4,095,588.89

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
            Class A Note Interest                                      4.58333
            Class B Note Interest                                      1.28306
            Class C Note Interest                                      1.73083

(iv)   Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         840,000,000
            Class B Note Principal Balance                          70,000,000
            Class C Note Principal Balance                          90,000,000

(v)    Amount on deposit in Owner Trust Spread Account           10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                10,000,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5




Section 7.3 Indenture                         Distribution Date:       9/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                   1,312,850.00
               Class B Note Interest Requirement                     141,050.00
               Class C Note Interest Requirement                     245,287.50
                      Total                                        1,699,187.50

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.04194
               Class B Note Interest Requirement                        1.34333
               Class C Note Interest Requirement                        1.81694

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                     1,260,000,000
               Class B Note Principal Balance                       105,000,000
               Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6




Section 7.3 Indenture                             Distribution Date:  9/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                   1,076,320.00
               Class B Note Interest Requirement                     115,010.00
               Class C Note Interest Requirement                     205,530.00
                      Total                                        1,396,860.00

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.06778
               Class B Note Interest Requirement                        1.36917
               Class C Note Interest Requirement                        1.90306

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                     1,008,000,000
               Class B Note Principal Balance                        84,000,000
               Class C Note Principal Balance                       108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            12,000,000.00

(v)    Required Owner Trust Spread Account Amount                 12,000,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1




Section 7.3 Indenture                             Distribution Date:   9/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                     875,233.33
               Class B Note Interest Requirement                      90,416.67
               Class C Note Interest Requirement                     161,975.00
                      Total                                        1,127,625.00

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.04194
               Class B Note Interest Requirement                        1.29167
               Class C Note Interest Requirement                        1.79972

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       840,000,000
               Class B Note Principal Balance                        70,000,000
               Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)    Required Owner Trust Spread Account Amount                 10,000,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2




Section 7.3 Indenture                        Distribution Date:       9/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                   1,174,693.33
               Class B Note Interest Requirement                     121,520.00
               Class C Note Interest Requirement                     218,085.00
                      Total                                        1,514,298.33

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        0.99889
               Class B Note Interest Requirement                        1.24000
               Class C Note Interest Requirement                        1.73083

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                     1,176,000,000
               Class B Note Principal Balance                        98,000,000
               Class C Note Principal Balance                       126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            14,000,000.00

(v)    Required Owner Trust Spread Account Amount                 14,000,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3




Section 7.3 Indenture                        Distribution Date:       9/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                   1,388,800.00
               Class B Note Interest Requirement                     141,050.00
               Class C Note Interest Requirement                     248,775.00
                      Total                                        1,778,625.00

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.10222
               Class B Note Interest Requirement                        1.34333
               Class C Note Interest Requirement                        1.84278

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                     1,260,000,000
               Class B Note Principal Balance                       105,000,000
               Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4




Section 7.3 Indenture                             Distribution Date:  9/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                   1,258,600.00
               Class B Note Interest Requirement                     128,391.67
               Class C Note Interest Requirement                     226,687.50
                      Total                                        1,613,679.17

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        0.99889
               Class B Note Interest Requirement                        1.22278
               Class C Note Interest Requirement                        1.67917

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                     1,260,000,000
               Class B Note Principal Balance                       105,000,000
               Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5




Section 7.3 Indenture                             Distribution Date:  9/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                     875,233.33
               Class B Note Interest Requirement                      88,608.33
               Class C Note Interest Requirement                     159,650.00
                      Total                                        1,123,491.67

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.04194
               Class B Note Interest Requirement                        1.26583
               Class C Note Interest Requirement                        1.77389

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       840,000,000
               Class B Note Principal Balance                        70,000,000
               Class C Note Principal Balance                        90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)    Required Owner Trust Spread Account Amount                 10,000,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-6




Section 7.3 Indenture                             Distribution Date:  9/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                     930,930.00
               Class B Note Interest Requirement                      96,806.11
               Class C Note Interest Requirement                     184,140.00
                      Total                                        1,211,876.11

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.00750
               Class B Note Interest Requirement                        1.25722
               Class C Note Interest Requirement                        1.86000

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       924,000,000
               Class B Note Principal Balance                        77,000,000
               Class C Note Principal Balance                        99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            11,000,000.00

(v)    Required Owner Trust Spread Account Amount                 11,000,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7




Section 7.3 Indenture                              Distribution Date:  9/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                     667,275.00
               Class B Note Interest Requirement                      69,620.83
               Class C Note Interest Requirement                     137,175.00
                      Total                                          874,070.83

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.05917
               Class B Note Interest Requirement                        1.32611
               Class C Note Interest Requirement                        2.03222

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       630,000,000
               Class B Note Principal Balance                        52,500,000
               Class C Note Principal Balance                        67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account             7,500,000.00

(v)    Required Owner Trust Spread Account Amount                  7,500,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8




Section 7.3 Indenture                             Distribution Date:  9/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                     930,930.00
               Class B Note Interest Requirement                      98,132.22
               Class C Note Interest Requirement                     188,402.50
                      Total                                        1,217,464.72

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.00750
               Class B Note Interest Requirement                        1.27444
               Class C Note Interest Requirement                        1.90306

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       924,000,000
               Class B Note Principal Balance                        77,000,000
               Class C Note Principal Balance                        99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            11,000,000.00

(v)    Required Owner Trust Spread Account Amount                 11,000,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1




Section 7.3 Indenture                              Distribution Date:  9/15/2003
--------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                   1,258,600.00
               Class B Note Interest Requirement                     133,816.67
               Class C Note Interest Requirement                     256,912.50
                      Total                                        1,649,329.17

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        0.99889
               Class B Note Interest Requirement                        1.27444
               Class C Note Interest Requirement                        1.90306

(iii)  Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                     1,260,000,000
               Class B Note Principal Balance                       105,000,000
               Class C Note Principal Balance                       135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-2




Section 7.3 Indenture                             Distribution Date:   9/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                   1,182,505.33
               Class B Note Interest Requirement                     117,927.44
               Class C Note Interest Requirement                     250,278.50
                       Total                                       1,550,711.28

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.05056
               Class B Note Interest Requirement                        1.25722
               Class C Note Interest Requirement                        2.07528

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                     1,125,600,000
               Class B Note Principal Balance                        93,800,000
               Class C Note Principal Balance                       120,600,000

(iv)    Amount on deposit in Owner Trust Spread Account           13,400,000.00

(v)     Required Owner Trust Spread Account Amount                13,400,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-3




Section 7.3 Indenture                             Distribution Date:  9/15/2003
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
          $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                   0.00
               Class B Principal Payment                                   0.00
               Class C Principal Payment                                   0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                   1,257,515.00
               Class B Note Interest Requirement                     125,407.92
               Class C Note Interest Requirement                     241,858.13
                       Total                                       1,624,781.04

        Amount of the distribution allocable to the interest on the Notes per
          $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                        1.05056
               Class B Note Interest Requirement                        1.25722
               Class C Note Interest Requirement                        1.88583

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                     1,197,000,000
               Class B Note Principal Balance                        99,750,000
               Class C Note Principal Balance                       128,250,000

(iv)    Amount on deposit in Owner Trust Spread Account           14,250,000.00

(v)     Required Owner Trust Spread Account Amount                14,250,000.00



                                      By:
                                             -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President



--------------------------------------------------------------------------------